UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 9, 2010
QuinStreet, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34628 (Commission File Number)	77-0512121 (I.R.S. Employer Identification No.)
1051 East Hillsdale Blvd., Suite 800
Foster City, CA 94404
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (650) 578-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On August 9, 2010, we issued a press release announcing our financial results for our fiscal fourth quarter ended June 30, 2010. A copy of this press release entitled “QuinStreet Announces Fiscal Fourth Quarter and Fiscal Year 2010 Results” is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following exhibit is filed herewith:

Exhibit Number	Description
99.1	Press release dated August 9, 2010 entitled “QuinStreet Announces Fiscal Fourth Quarter and Fiscal Year 2010 Results”
The information furnished in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

QuinStreet, Inc.
Dated: August 9, 2010	By:	/s/ Daniel Caul
General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated August 9, 2010.